Significant accounting policies (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Retained Earnings (Accumulated Deficit), Total	$ (764,960)	$ (615,342)
Cash and Cash Equivalents, at Carrying Value, Total	$ 93,282	$ 178,513	$ 188,958	$ 63,285
Revenue Recognition, Multiple-deliverable Arrangements, Determination of Selling Price, Method	the Company requires that a substantial majority of the selling prices for a product or service falls within a reasonably narrow pricing range, generally evidenced by the pricing rates of approximately 85% of such historical stand-alone transactions falling within plus or minus 10% of the median rate.
Minimum [Member]
Finite-Lived Intangible Asset, Useful Life	5 years
Maximum [Member]
Finite-Lived Intangible Asset, Useful Life	20 years